UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2007
OZARK ETHANOL, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-139657 (Commission File Number)	20-5055456 (I.R.S. Employer Identification No.)
300 West Kneeland Street, Liberal, Missouri 64762
(Address of principal executive offices) (Zip Code)
(471) 843-3835
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
     On August 31, 2007, Ozark Ethanol, LLC (the “Company”) entered into an Amendment to Option to Purchase Real Property (the “Amendment”) with Erbin Regar Todd and Erbin Regar Todd, Jr. with respect to the Company’s option to acquire real property as the site for its ethanol plant. The primary purposes of the Amendment are (i) to increase the size of the site covered by the option from 232.27 acres to 256 acres and (ii) to extend the expiration date of the option from August 31, 2007 to August 31, 2008. The Company paid $10,000 as consideration for the agreements set forth in the Amendment.
     The Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
     The list of exhibits on the Exhibit Index to this report is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OZARK ETHANOL, LLC
Date: September 5, 2007	By:	/s/ Kerry Rose
Kerry Rose
President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Option to Purchase Real Property dated as of August 31, 2007 by and among Erbin Regar Todd, Erbin Regar Todd, Jr., and Ozark Ethanol, LLC